UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 24, 2005

Vail Resorts, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-9614	51-0291762
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

137 Benchmark Road Avon, Colorado		81620
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:		(970) 845-2500

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting materials pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01. Other Events.

On October 24, 2005, Adam M. Aron, Chairman and Chief Executive Officer of Vail Resorts, Inc. (the “Company”), issued a press release announcing his adoption of a Rule 10b5-1 trading plan (the “Plan”) with a broker to exercise employee stock options issued under the Company’s equity-based compensation plans and to sell the acquired Company common stock. The press release is attached as Exhibit 99.1 and is incorporated herein by reference. Any transactions under the Plan will be reported by Mr. Aron through individual Form 4 filings with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description
99.1	Press Release, dated October 24, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 25, 2005		Vail Resorts, Inc.
	By:	/s/ Jeffrey W. Jones
Jeffrey W. Jones
Senior Vice President and Chief Financial Officer